UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 28, 2023

FERGUSON PLC

(Exact Name of Registrant as Specified in its Charter)

Jersey, Channel Islands	001-40066	98-1499339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1020 Eskdale Road,
Winnersh Triangle, Wokingham,
Berkshire, United Kingdom	RG41 5TS
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 118 927 3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of 10 pence	FERG	New York Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following adoption by the board of directors (the “Board”) of Ferguson plc (the “Company”), the Ferguson plc 2023 Omnibus Equity Incentive Plan (the “Plan”) was approved by the shareholders of the Company at the annual general meeting on November 28, 2023 (the “2023 Annual General Meeting”) and became effective as of September 21, 2023, the date of the Board’s adoption of the Plan. The Plan provides for the issuance of up to 6,750,000 of the Company’s ordinary shares, subject to the share recycling and adjustment provisions as provided under the Plan.

The purpose of the Plan is to attract, retain and motivate qualified persons as associates, non-employee directors and consultants of the Company and its affiliates. The Plan also provides a means through which such persons can acquire and maintain share ownership or awards, the value of which is tied to the performance of the Company, thereby aligning their interests with Company objectives and shareholder value. The Plan provides for potential grants of the following awards to associates, non-employee directors and consultants of the Company and its affiliates: (i) incentive stock options qualified as such under U.S. federal income tax laws (“ISOs”), (ii) stock options that do not qualify as ISOs, (iii) stock appreciation rights (“SARs”), (iv) restricted stock awards, (v) restricted stock units, (vi) performance awards, (vii) awards of vested stock, (viii) dividend equivalent rights, (ix) other stock-based or cash awards; and (x) substitute awards ((i) - (x) collectively, the “Awards”). The Board has appointed the Compensation Committee (the “Committee”) to administer the Plan. Unless otherwise limited by the Plan or applicable law, the Committee has broad discretion to administer the Plan, interpret its provisions and adopt policies for implementing the Plan.

Unless otherwise provided in the Company’s change in control policy, an Award agreement or any applicable service agreement, change in control agreement, or similar agreement, the Committee has the discretion to make any of the following adjustments to Awards upon a change in control: (i) the assumption or substitution of outstanding Awards, (ii) the purchase of any outstanding Awards in cash based on the applicable change in control price, (iii) the ability for participants to exercise any outstanding stock options, SARs or other stock-based awards upon the change in control (and if not exercised, such Awards will be terminated), (iv) the acceleration of vesting or exercisability of outstanding Awards if, within 24 months following the consummation of a change in control, a participant’s service is terminated by the Company for a reason other than for Cause (as defined in the Plan) or by the participant for Good Reason (as defined in the Plan), as applicable, with performance awards vesting at target level of performance if such termination occurs prior to the end of the applicable performance period; and/or (v) the acceleration of vesting or exercisability of outstanding Awards.

The Board or the Committee may amend or terminate any Award or Award agreement or amend or terminate the Plan at any time; however, shareholder approval will be required for any amendment to the extent necessary to comply with applicable law or exchange listing standards. Without the consent of an affected participant, no action by the Committee or the Board to amend or terminate any Award, Award agreement or the Plan, as applicable, may materially and adversely affect the rights of such participant under any previously granted and outstanding Award.

A more detailed description regarding the Plan is set forth in the Company’s definitive proxy statement for the 2023 Annual General Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 17, 2023 (the “Proxy Statement”) in the section entitled “Resolution 7: Approval of the Ferguson plc 2023 Omnibus Equity Incentive Plan”, which is incorporated herein by reference. The foregoing description of the Plan is a summary and is qualified in its entirety by the full text of the Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2023 Annual General Meeting on November 28, 2023. Shareholders passed Resolutions 1 through 4 and 7 through 12 submitted to a vote of shareholders at the 2023 Annual General Meeting by the requisite majorities on a poll. In addition, shareholders approved, on an advisory basis, Resolution 5 (Say-on-Pay), and a majority of the votes cast on Resolution 6 (Say-on-Frequency) were cast in favor of conducting an annual advisory Say-on-Pay vote. The final voting results for each matter are as follows:

Resolution 1: To elect each of the 11 Director nominees listed below for a term expiring at the next Annual General Meeting of the Company.

	VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS*	BROKER NON-VOTES
1a. Kelly Baker	165,790,900	98.58	2,387,043	1.41	212,791	2,151,065
1b. Bill Brundage	159,475,718	94.82	8,703,245	5.17	211,771	2,151,065
1c. Geoff Drabble	165,470,663	98.39	2,707,127	1.60	212,944	2,151,065
1d. Catherine Halligan	165,951,607	98.69	2,195,069	1.30	244,058	2,151,065
1e. Brian May	166,779,068	99.16	1,397,828	0.83	213,838	2,151,065
1f. James S. Metcalf	167,843,562	99.80	332,561	0.19	214,611	2,151,065
1g. Kevin Murphy	167,817,146	99.78	362,288	0.21	211,300	2,151,065
1h. Alan Murray	164,005,355	97.51	4,171,438	2.48	213,941	2,151,065
1i. Thomas Schmitt	151,530,429	90.35	16,180,926	9.64	679,379	2,151,065
1j. Nadia Shouraboura	167,737,415	99.79	343,724	0.20	309,595	2,151,065
1k. Suzanne Wood	166,533,616	99.07	1,553,696	0.92	303,422	2,151,065

Resolution 2: To reappoint Deloitte LLP as the Company’s statutory auditor under the Companies (Jersey) Law 1991 until the conclusion of the next Annual General Meeting of the Company.

VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS*	BROKER NON-VOTES
169,421,171	99.73	451,185	0.26	669,443	N/A

Resolution 3: To authorize the Audit Committee on behalf of the Board to agree to the compensation of the Company’s statutory auditor under the Companies (Jersey) Law 1991.

VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS*	BROKER NON-VOTES
170,182,533	99.96	51,722	0.03	307,544	N/A

Resolution 4: To receive the Company’s Annual Accounts and Auditors’ Report for the fiscal year ended July 31, 2023.

VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS*	BROKER NON-VOTES
169,583,764	99.77	383,611	0.22	574,424	N/A

Resolution 5: To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement under the heading “Executive Compensation,” including the Compensation Discussion and Analysis, the compensation tables and the related narrative discussion included therein (“Say-on-Pay”).

VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS*	BROKER NON-VOTES
159,189,948	95.10	8,194,929	4.89	1,005,857	2,151,065

Resolution 6: To approve, on an advisory basis, the frequency of future shareholder advisory votes to approve the compensation of the Company’s Named Executive Officers (“Say-on-Frequency”).

ONE YEAR	%	TWO YEARS	%	THREE YEARS	%	ABSTENTIONS*	BROKER NON-VOTES
166,754,591	99.14	6,791	0.00	1,425,839	0.84	203,513	2,151,065

Consistent with the recommendation of the Board, a majority of the votes at the 2023 Annual General Meeting were cast in favor of conducting advisory Say-on-Pay votes on an annual basis. The Board has considered these voting results and determined that the Company will conduct annual Say-on-Pay votes until the next shareholder advisory vote regarding the frequency of Say-on-Pay votes.

Resolution 7: To approve the Ferguson plc 2023 Omnibus Equity Incentive Plan.

VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS*	BROKER NON-VOTES
163,481,067	97.25	4,620,059	2.74	289,608	2,151,065

Resolution 8: To authorize the Board to allot equity securities.

VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS*	BROKER NON-VOTES
158,843,674	93.83	10,442,045	6.16	1,256,080	N/A

Resolution 9: To authorize the Board to allot equity securities without the application of pre-emption rights.

VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS*	BROKER NON-VOTES
169,441,282	99.56	748,403	0.43	352,114	N/A

Resolution 10: To authorize the Board to allot equity securities without the application of pre-emption rights for the purposes of financing or refinancing an acquisition or specified capital investment.

VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS*	BROKER NON-VOTES
169,452,713	99.56	741,466	0.43	347,620	N/A

Resolution 11: To authorize the Company to purchase its own ordinary shares.

VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS*	BROKER NON-VOTES
169,320,406	99.56	746,826	0.43	474,567	N/A

Resolution 12: To adopt new articles of association of the Company.

VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS*	BROKER NON-VOTES
168,048,339	99.98	21,651	0.01	320,744	2,151,065

Following shareholder approval of the new articles of association of the Company (the “New Articles”) at the 2023 Annual General Meeting, the Company will proceed to file the New Articles with the Jersey Registrar of Companies. As further described in the Proxy Statement, the New Articles amended and restated the Company’s prior articles of association to eliminate provisions that no longer had application or effect once the Company ceased to be a “foreign private issuer” (as defined under SEC rules) and to make other minor, technical or clarifying changes. The foregoing description of the New Articles is a summary and is qualified in its entirety by the full text of the New Articles. A copy of the Company’s Memorandum and Articles of Association is filed as Exhibit 3.1 hereto.

*	Abstentions are treated as a vote withheld. Under Jersey law, a vote withheld is not a vote in law and is not counted in the calculation of the proportion of the votes “For” or “Against” a resolution.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Memorandum and Articles of Association of Ferguson plc

10.1	Ferguson plc 2023 Omnibus Equity Incentive Plan

10.2	Form of Restricted Stock Unit Award Agreement Pursuant to the Ferguson plc 2023 Omnibus Equity Incentive Plan

10.3	Form of Performance Award Agreement Pursuant to the Ferguson plc 2023 Omnibus Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferguson plc

Date: November 29, 2023	By:	/s/ Katherine McCormick
Name: Katherine McCormick
Title: Company Secretary